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                                                                      EXHIBIT 10



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the Polaris II/PolarisAmerica Variable Annuities) of Anchor National Life Insurance Company of our report dated January 31, 2000, relating to the consolidated financial statements of Anchor National Life Insurance Company, and of our report dated March 3, 2000, relating to the financial statements of Variable Separate Account (Portion Relating to the Polaris II Variable Annuity), which appear in such Statement of Additional Information and to the incorporation by reference of our report for Anchor National Life Insurance Company into the Prospectus of Variable Separate Account (Portion Relating to the PolarisAmerica Variable Annuity), which constitutes part of this Registration Statement. We consent to the incorporation by reference of our above mentioned reports for Anchor National Life Insurance Company and Variable Separate Account (Portion Relating to the Polaris II Variable Annuity) into the Prospectus of Variable Separate Account (Portion Relating to the Polaris II Variable Annuity), which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectuses and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.


/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Woodland Hills, California
December  28, 2000